UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2020

LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in its charter)

Delaware	1-36756	72-1449411
Delaware	1-12407	72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225)
926-1000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	LAMR	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR §
240.12b-2).

Lamar Advertising Company	Emerging growth company	☐

Lamar Media Corp.	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Lamar Advertising Company	☐

Lamar Media Corp.	☐

Item 8.01. Other Events.
On February 6, 2020, Lamar Advertising Company
 (“Lamar Advertising”)
issued a press release announcing it has completed $2.35 billion in refinancing transactions through its wholly owned subsidiary, Lamar Media Corp. The refinancing transactions consist of (i) the previously announced sale, through an institutional private placement, of $1.0 billion in aggregate principal amount of new senior notes consisting of $600.0 million in aggregate principal amount of 3 3/4% Senior Notes due 2028 and $400.0 million in aggregate principal amount of 4% Senior Notes due 2030 and (ii) an amended and restated credit facility, consisting of a
5-year,
$750.0 million revolving credit facility (to replace its existing $550.0 million revolving credit facility) and a new
7-year,
$600.0 million Term Loan B.
In addition, Lamar Advertising announced that, subject to the approval of its Board of Directors, it expects to make regular quarterly distributions to stockholders in 2020 in an aggregate amount of $4.00 per share, a 4.2% increase over aggregate distributions paid in 2019 of $3.84 per share.
A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
* * *
This Current Report on Form
8-K
contains forward-looking
statements
, including the timing and amount of future distributions to stockholders. These forward-looking statements involve a number of risks and uncertainties, including those factors set forth in Item 1A of Lamar Advertising’s Annual Report on Form
10-K
for the year ended December 31, 2018, as supplemented by any risk factors contained in Lamar Advertising’s Quarterly Reports on Form
10-Q
and its Current Reports on Form
8-K.
We caution investors not to place undue reliance on the forward-looking statements contained in this document. These statements speak only as of the date of this document, and we undertake no obligation to update or revise the statements, except as may be required by law.
This Current Report on Form
8-K
is neither an offer to sell nor a solicitation of an offer to buy any securities.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Lamar Advertising Company dated February 6, 2020

104	Cover Page Interactive Data File - (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2020	LAMAR ADVERTISING COMPANY

	By:	/s/ Jay L. Johnson
Jay L. Johnson
EVP, Chief Financial Officer and Treasurer

Date: February 6, 2020	LAMAR MEDIA CORP.

	By:	/s/ Jay L. Johnson
Jay L. Johnson
EVP, Chief Financial Officer and Treasurer